Exhibit 10.26

Río Cuarto, May 24, 2017

MOLINO CAÑUELAS S.A.

Kennedy N° 160, Cañuelas

Province of Buenos Aires

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. PROPOSAL OF ADDENDUM No. 4

Dear Sirs,

On behalf of COMPAÑÍA ARGENTINA DE GRANOS S.A. (hereinafter referred to as “CAGSA”), I, Carlos A. Navilli, D.N.I. [National ID Document No.] 12,657,137, am pleased to submit to MOLINO CAÑUELAS S.A.C.I.F.I.A. (hereinafter referred to as MC and, jointly with CAGSA, the “PARTIES”) the following proposal for an amendment to the Proposal for the Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services (hereinafter referred to as the “Proposal”) dated December 1, 2016 (hereinafter referred to as  “ADDENDUM No. 4”).

WHEREAS:

(i) Clause 1.2.1. of the Proposal states that the procedures for registering the deeds of the transferred Real Property must be performed within a term of one hundred and eighty (180) calendar days following the transfer of their possession and that the PARTIES may extend such term by mutual agreement; and

(ii) An additional term is required to complete the procedures for registering the deeds.

NOW, THEREFORE, THE PARTIES hereby agree as follows:

ONE: The term for registering the deeds of the Real Property shall be extended by 365 (three hundred and sixty-five) calendar days following the expiration date of the originally established term.

TWO: All of the terms and conditions of all clauses of the Proposal that were not subject to amendment in this ADDENDUM No. 4 shall remain in full force and effect and shall govern the contractual relationship between THE PARTIES until their termination.

THREE: This proposal of ADDENDUM No. 4 shall be understood to be accepted by MC if it sends a letter to CAGSA accepting it under the reference “ACCEPTANCE OF ADDENDUM No. 4,” within a term of 15 (fifteen) days of its receipt.

Sincerely,

[illegible signature]

Carlos A. Navilli

Proxy

COMPAÑÍA ARGENTINA DE GRANOS S.A.

Cañuelas, May 24, 2017

COMPAÑÍA ARGENTINA DE GRANOS S.A.

Gobernador Guzmán N° 1253

City of Río Cuarto, Province of Córdoba

Argentine Republic

Re.: Proposal for Partial Transfer of Stock-in-Trade — Purchase and Sale of Cereals (FAS), Purchase and Sale of Inputs, Logistical Services and Other Services. ACCEPTANCE OF ADDENDUM No. 4

Dear Sirs,

As proxy of MOLINO CAÑUELAS S.A.C.I.F.I.A., I, Ricardo A. Navilli, D.N.I. [National ID No.] 13,420,134, would like to inform you of our acceptance of ADDENDUM NO. 4 dated May 24, 2017.

[illegible signature]

Ricardo A. Navilli

D.N.I. 13,420,134

Proxy

MOLINO CAÑUELAS S.A.C.I.F.I.A.